AGREEMENT
OF
PURCHASE AND SALE OF ASSETS

THIS AGREEMENT OF PURCHASE AND SALE OF ASSETS ("Agreement"), dated June 16, 2008 for reference purposes only, is effective as of the date upon which the Agreement is fully executed by all parties hereto as indicated on the signature page hereof (the "Execution Date"), and is made by and between HANA FINANCIAL, INC., a California corporation ("Seller"), and PANGLOBAL BRANDS, INC., a Delaware corporation ("Buyer"), with reference to the following facts:

RECITALS

A. Seller ("Secured Party") has a security interest in certain personal property owned and used by Femme Knits, Inc., a California corporation ("Debtor") in its garment manufacturing business pursuant to that certain Factoring Loan and Security Agreement dated as of May 24, 2007 evidenced by UCC-1 Financing Statement No. 11287512, filed on June 4, 2007 with the California Secretary of State, and subsequent amendments thereto, all filed with the California Secretary of State.

B. The assets claimed to be subject to the security interest include (i) all of Debtor's right, title and interest, if any, in and to the trade names "Scrapbook," "Scrapbook Originals" and "Crafty Couture" and all goodwill associated therewith (the "Trade Names"), and (ii) the tangible and intangible assets described on Exhibit "1" attached hereto (together with the Trade Names, the "Subject Property"). Buyer acknowledges that neither Debtor nor Seller is the registered owner of any of the Trade Names.

C. Debtor is in default of the obligations secured by the security interest and, after default, Debtor has renounced its default rights pursuant to California Commercial Code Section 9624, including the right to notice of sale and the right to redeem the collateral.

D. The Secured Party has taken peaceful possession of all Subject Property.

E. Seller as Secured Party desires to sell the Subject Property by private sale in accordance with California Commercial Code Section 9610 on the terms and conditions set forth in this Agreement.

F. Buyer wishes to acquire the Subject Property mentioned above on such terms and conditions.

AGREEMENT

NOW THEREFORE, in consideration of forgoing and the mutual covenants and conditions contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. Purchase and Sale. In accordance with and subject to the terms and conditions of this Agreement, Seller agrees to sell and assign the Subject Property, and Buyer agrees to Purchase the same from Seller and pay the Purchase Price and assume certain liabilities.

2. Purchase Price and Invoice Payment. Subject to adjustment and offset as provided below, the Purchase Price shall be $762,688.87. Buyer and Seller acknowledge and agree that Buyer has advanced funds on behalf of Debtor in the amount of $49,933 to Golden Horse International, and that such amount shall be credited against the Purchase Price otherwise payable by Buyer at closing, such that the amount payable by Buyer at closing shall be $712,755.87.

3. Assignment of Trade Names and other Assets. All of Debtor's right, title and interest, if any, in and to the Trade Names shall be assigned to Buyer at the closing. Seller will execute and deliver to Buyer an Assignment of Trademark for each trade name in the form attached as Exhibit "2" hereto. To the extent transferable, Seller shall assign to Buyer all of Debtor's right, title and interest in the assets identified on Exhibit "1."

4. Time. If the sale of the Subject Property to Buyer pursuant to this Agreement has not closed on or before June 17, 2008 (the "Termination Option Date"), Buyer may elect to terminate the Agreement; provided that Buyer may extend, from time to time, such Termination Option Date to a date no later than June 27, 2008.

5. Warranties, Representations and Covenants of Seller. In consideration of Buyer's agreeing to purchase the Subject Property, Seller hereby warrants and represents to Buyer (all of which shall be true and correct as of the closing), as follows:

5.1 Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California, with full corporate power and authority to carry on its business as now conducted by it.

5.2 The execution and delivery by Seller of this Agreement and the performance by Seller of all of the transactions contemplated by this Agreement have been duly authorized by its Board of Directors and no further corporate authorization is necessary on its part for such execution, delivery and the consummation of the transaction provided for herein and no other consent or authorization of any person or entity is necessary.

5.3 Seller has full corporate power and authority to consummate the transactions contemplated herein. This agreement constitutes the valid and binding obligation of Seller

enforceable against Seller in accordance with its terms. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any provisions of the Articles of Incorporation or By-Laws of Seller; and will not violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, accelerate or cancel, or constitute a default (by way of substitution, novation or otherwise) under the terms of any agreement or instrument to which the Seller is a party or by which it may be bound; result in the creation of any lien, charge or encumbrance upon the Subject Property pursuant to the terms of any such agreement or instrument; violate any judgment, order, injunction, decree, award or requirement of a court or arbitrator against, or, to Seller's knowledge, binding upon, Seller; or violate any internal laws or regulations of any jurisdictions in which Seller does business.

5.4 To the extent of Debtor's interest in the Subject Property Seller has a valid, perfected, first priority security interest in the Subject Property. Upon the closing of the transactions provided for in this Agreement, Buyer shall have good and marketable title to the Subject Property, free and clear of all mortgages, pledges, liens, security interests, conditional sales agreements, charges, encumbrances and restrictions of every nature. Seller has complied with all of the requisite provisions of law in taking possession of the Subject Property and in disposing of such Subject Property hereunder. The parties acknowledge that Kelly Kaneda has represented that Crafty Couture brand is subject to a licensing agreement with Pineapple & Bean.

5.5 To Seller's knowledge, there are no actions, suits, proceedings, claims or investigations formally instituted or pending involving or affecting the Subject Property being transferred to Buyer hereunder. Seller is not subject to or in default under any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, agency or arbitration panel, which may impair Seller's ability to perform this Agreement. There are no actions, suits or proceedings now pending or, to the best of Seller's knowledge and belief, threatened, which may impair Seller's ability to perform this Agreement. The Seller is not a party to any agreement in settlement or compromise of any suit or cause of action, instituted or threatened, which may impair Seller's ability to perform this Agreement or which may affect the Subject Property being transferred hereunder.

5.6 Except as otherwise referenced in this Agreement, there are no required authorizations, consents or approvals of public bodies or authorities or private individuals necessary for the sale of the Subject Property on the terms and conditions set forth in this Agreement.

5.7 Except as otherwise provided in this Agreement, the Subject Property is sold and transferred "as-is," "where-is" and with all faults.

6. <u>Warranties and Representations of Buyer</u>. Buyer hereby warrants and represents to Seller (all of which shall be true and correct as of the closing), as follows:

6.1 Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to carry on its business as now conducted by it and to own or lease its properties.

6.2 The execution and delivery by Buyer or this Agreement and the performance by Buyer of all of the transactions contemplated by this Agreement have been duly authorized by its Board of Directors and by Buyer's shareholders and no further corporate authorization is necessary on its part for such execution, delivery and the consummation of the transactions provided for herein and, except as otherwise provided in this Agreement, no other consent or authorization of any person or entity is necessary.

6.3 Buyer has full corporate power and authority to consummate the transactions contemplated herein. This Agreement constitutes the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. All persons who have executed this Agreement on behalf of Buyer have been duly authorized to do so by all necessary corporate action. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, will violate any provision of the Certificate of Incorporation or By-Laws of Buyer; and will not violate, conflict with, or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, accelerate or cancel, or constitute a default (by way of substitution, novation or otherwise) under the terms of any agreements or instrument to which the Buyer is a party or by which it or any of its property or assets may be bound; result in the creation of any lien, charge or encumbrance upon the properties or assets of Buyer pursuant to the terms of any such agreement or instrument; violate any judgment, order, injunction, decree, award or requirement of a court or arbitrator against, or binding upon, Buyer or the securities, property or business of Buyer; or violate any internal laws or regulations of any jurisdiction relating to Buyer or its securities, property or businesses.

6.4 Buyer has not retained any agent, broker, investment broker, person or firm who is or will be entitled to any broker's or finder's fee or any similar commission or fee, directly or indirectly, in connection with any of the transactions contemplated herein.

7. Deliveries at the Closing; the Closing. As of the closing, the parties shall take the following actions:

7.1 Seller shall deliver to Buyer (duly executed as required and in form reasonably satisfactory to Buyer's counsel and dated the closing date):

(a) Assignment of Trade Name for each of "Scrapbook," "Scrapbook Originals" and "Crafty Couture" in the forms attached as Exhibit "2";

(b) Bill of Sale; and

(c) Such other documents, instruments and the like as Buyer may reasonably require to effectuate the transactions contemplated by this Agreement.

7.2 Upon execution of this Agreement, Buyer shall execute and deliver to Seller (duly executed as required and in form reasonably satisfactory to Seller's counsel):

(a) $712,755.87; and

(b) Such other documents and instruments as Seller may reasonably require to effectuate the transactions contemplated by this Agreement.

8. General Provisions.

8.1 Successors and Assigns. This Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that neither this Agreement, the Subject Property, nor any of the obligations of any party hereto may be assigned without the prior written consent of the other party hereto. Notwithstanding the foregoing, Buyer may assign this Agreement or any of the obligations of any party hereto to a wholly owned subsidiary or affiliate corporation of Buyer without consent of the Seller.

8.2 Further Assurances. In addition to the documents and instruments to be delivered as herein provided, each of the parties hereto shall, from time to time at the request of the other party, execute and deliver to the other party such other instruments of transfer, conveyance and assignment and shall take such other action as may be required to more effectively carry out the terms of this Agreement.

8.3 Attorneys' Fees. Should either party institute any action or proceeding to enforce any provision of this Agreement or for damages by reason of an alleged breach of any provision hereof, the prevailing party shall be entitled to receive all costs and expenses (including reasonable attorneys' fees) incurred by such prevailing party in connection with such action or proceeding, as determined by the deliberating body.

8.4 Notices. Any notice to be given under this Agreement will be in writing addressed to the respective parties as set forth in the heading to this Agreement and will be personally served, telecopied or sent by overnight courier service or United States mail, first class postage prepaid, and will be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a business day before 4:00 p.m. (Pacific time) or, if not, on the next succeeding business day; (c) if delivered by overnight courier, two (2) days after delivery to such courier properly addressed; or (d) if by U.S. Mail, four (4) business days after depositing in the United States mail, with first class postage prepaid and properly addressed.

8.5 Binding Effect. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns.

8.6 Entire Agreement; Modification. This Agreement, including the Exhibits hereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings and representations of the parties with respect to the subject matter hereof. This Agreement may not be modified, amended, supplemented or otherwise changed, except by a writing executed by both parties. No representation, promise, inducement or statement of intention has been made by Seller or Buyer which is not embodied in this Agreement or in the documents referred to herein and neither Seller nor Buyer shall be bound or liable for any alleged representation, promise, inducement or statement of intention not so set forth. The Exhibits attached hereto are expressly incorporated herein.

8.7 Captions. Section headings used herein are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

8.8 Legal Representation of Buyer. Buyer has been advised that it should consult its own legal counsel with respect to entering into this Agreement. Buyer acknowledges that it has had the opportunity to be represented by counsel of its choice in entering into this Agreement, and that it has entered into this Agreement freely and voluntarily.

8.9 Counterparts. This Agreement, and any amendment hereto, may be executed in any number of counterparts and by each party on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument. Facsimile signatures are acceptable, to be followed up with original signatures of one another.

8.10 Governing Law. This Agreement shall be governed by and construed under and in accordance with the laws of the State of California. In the event any action is commenced herein by any party, venue shall be in the courts of Los Angeles County, California.

*****

ASSIGNMENT OF TRADEMARK
RELEASE OF RIGHTS OR CLAIMS IN TRADEMARK
Reg. No. 3380238
SCRAPBOOK

WHEREAS, Kelly Kaneda ("Kaneda") is the registered owner of the mark SCRAPBOOK which is registered with the United States Patent and Trademark Office, under Reg. No. 3380238;

WHEREAS, Hana Financial, Inc and Femme Knits, Inc. each claim or may claim certain rights or interests in the mark; and

WHEREAS, Panglobal Brands, Inc., a Delaware corporation, is desirous of acquiring said mark.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Kaneda does hereby assign and transfer to Panglobal Brands, Inc. all right, title and interest in and to the said mark together with the goodwill of the business symbolized by the mark, the above-identified registration thereof and any claims or causes of action related thereto.

FURTHER, for good and valuable consideration, receipt of which is hereby acknowledged, Hana Financial, Inc. and Femme Knits, Inc. release, assign and transfer to Panglobal Brands, Inc. all of their respective right, title, interest in the mark, or in the goodwill of the business symbolized by the mark, or which they may have or claim to have therein or in the above identified registration or any claims or causes of action related thereto.

AGREED TO AND ENTERED INTO as of June 19, 2008.

____
Kelly Kaneda

Hana Financial, Inc.

By:________________________
Sunnie Kim, President

Femme Knits, Inc.

By:________________________
Kelly Kaneda, President

ASSIGNMENT OF TRADEMARK
RELEASE OF RIGHTS OR CLAIMS IN TRADEMARK
Reg. No. 3251198
SCRAPBOOK ORIGINALS

WHEREAS, Kelly Kaneda ("Kaneda") is the registered owner of the mark SCRAPBOOK ORIGINALS which is registered with the United States Patent and Trademark Office, under Reg. No. 3251198;

WHEREAS, Hana Financial, Inc and Femme Knits, Inc. each claim or may claim certain rights or interests in the mark; and

WHEREAS, Panglobal Brands, Inc., a Delaware corporation, is desirous of acquiring said mark.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Kaneda does hereby assign and transfer to Panglobal Brands, Inc. all right, title and interest in and to the said mark together with the goodwill of the business symbolized by the mark, the above-identified registration thereof and any claims or causes of action related thereto.

FURTHER, for good and valuable consideration, receipt of which is hereby acknowledged, Hana Financial, Inc. and Femme Knits, Inc. release, assign and transfer to Panglobal Brands, Inc. all of their respective right, title, interest in the mark, or in the goodwill of the business symbolized by the mark, or which they may have or claim to have therein or in the above identified registration or any claims or causes of action related thereto.

AGREED TO AND ENTERED INTO as of June 19, 2008.

____
Kelly Kaneda

Hana Financial, Inc.

By:________________________
Sunnie Kim, President

Femme Knits, Inc.

By:________________________
Kelly Kaneda, President

ASSIGNMENT OF TRADEMARK
RELEASE OF RIGHTS OR CLAIMS IN TRADEMARK
Reg. No. 3236707
CRAFTY COUTURE

WHEREAS, Kelly Kaneda ("Kaneda") is the registered owner of the mark CRAFTY COUTURE which is registered with the United States Patent and Trademark Office, under Reg. No. 3236707;

WHEREAS, Hana Financial, Inc and Femme Knits, Inc. each claim or may claim certain rights or interests in the mark; and

WHEREAS, Panglobal Brands, Inc., a Delaware corporation, is desirous of acquiring said mark.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Kaneda does hereby assign and transfer to Panglobal Brands, Inc. all right, title and interest in and to the said mark together with the goodwill of the business symbolized by the mark, the above-identified registration thereof and any claims or causes of action related thereto.

FURTHER, for good and valuable consideration, receipt of which is hereby acknowledged, Hana Financial, Inc. and Femme Knits, Inc. release, assign and transfer to Panglobal Brands, Inc. all of their respective right, title, interest in the mark, or in the goodwill of the business symbolized by the mark, or which they may have or claim to have therein or in the above identified registration or any claims or causes of action related thereto.

AGREED TO AND ENTERED INTO as of June 18, 2008.

____
Kelly Kaneda

Hana Financial, Inc.

By: ______________________
Sunnie Kim, President

Femme Knits, Inc.

By: ______________________
Kelly Kaneda, President

ASSIGNMENT OF TRADEMARK
RELEASE OF RIGHTS OR CLAIMS IN TRADEMARK
Reg. No. 3380238
SCRAPBOOK

WHEREAS, Kelly Kaneda ("Kaneda") is the registered owner of the mark SCRAPBOOK which is registered with the United States Patent and Trademark Office, under Reg. No. 3380238;

WHEREAS, Hana Financial, Inc and Femme Knits, Inc. each claim or may claim certain rights or interests in the mark; and

WHEREAS, Panglobal Brands, Inc., a Delaware corporation, is desirous of acquiring said mark.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Kaneda does hereby assign and transfer to Panglobal Brands, Inc. all right, title and interest in and to the said mark together with the goodwill of the business symbolized by the mark, the above-identified registration thereof and any claims or causes of action related thereto.

FURTHER, for good and valuable consideration, receipt of which is hereby acknowledged, Hana Financial, Inc. and Femme Knits, Inc. release, assign and transfer to Panglobal Brands, Inc. all of their respective right, title, interest in the mark, or in the goodwill of the business symbolized by the mark, or which they may have or claim to have therein or in the above identified registration or any claims or causes of action related thereto.

AGREED TO AND ENTERED INTO as of June 19, 2008.

____
Kelly Kaneda

Hana Financial, Inc.

By: _______________________
Sunnie Kim, President

Femme Knits, Inc.

By: _______________________
Kelly Kaneda, President

IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale as of the date first above written.

Transferor:

HANA FINANCIAL, INC.,
a California corporation

By: Sunnie Kim
Sunnie Kim, President

Transferee:

PANGLOBAL BRANDS, INC.,
a Delaware corporation

By: ______________________
Name: Stephen Soller
Title: CEO

EXHIBIT "1"

LIST OF ASSETS

1) Approximately 25 computers of various brands and models, software, printers and copiers used in the design, sales, customer service, and import production functions
2) Certain office furniture and equipment
3) Open sales orders with cancellation dates of June 16, 2008 or later, all receivables or proceeds of any type or nature arising from or relating to such orders or the fulfillment thereof, and any documentation relating to such orders and any designs, patterns, technical data and other similar intangibles necessary to obtain fulfillment of such orders, including but not limited to the release or transfer of any rights or contracts relating to work in process, and information regarding customer requirements and specifications
4) Telephone number and system
5) All websites, internet URLs, copyrights, designs, graphics, patterns, markers, blocks and artworks
6) Customer list

AMENDMENT
TO
TERM SHEET

This AMENDMENT TO TERM SHEET, hereinafter referred to as this "Amendment," dated as of June 16, 2008, is made and entered into by and among PANGLOBAL BRANDS, INC., a Delaware corporation ("PG"), FEMME KNITS, INC., a California corporation ("FK"), and KELLY KANEDA, an individual ("Kaneda").

RECITALS:

A. PG, FK and Kaneda have entered into that certain Term Sheet dated as of June 2, 2008 (the "Original Term Sheet"), affecting the transfer of certain assets and personnel used in connection with FK's business to PG.

B. PG and Hana have entered into that certain Agreement of Purchase and Sale of Assets, dated for reference purposes as of June 16, 2008, by and between PG and Hana (the "Purchase Agreement").

C. The parties desire to amend the Original Term Sheet in certain respects as set forth in this Amendment.

AGREEMENTS:

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, PG, FK and Kaneda do hereby agree as follows:

1. The first sentence of Paragraph 10 of the Original Term Sheet is hereby amended to include the trademarks "Scrapbook," "Scrapbook Originals" and "Crafty Couture" within the definition of the "Mark."

2. Kaneda hereby directs PG to pay directly to FK the $100,000 referred to in the first sentence of Paragraph 10 of the Original Term Sheet.

3. Terms used herein which are defined in the Original Term Sheet shall have the meanings therein ascribed to them. The term "Agreement" as used in this Amendment and the Original Term Sheet shall mean the Original Term Sheet as hereby amended. This Amendment may be executed by facsimile signature and in several counterparts. The Original Term Sheet, as hereby amended, is hereby ratified and remains in full force and effect.

****

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the date first above written.

1.

PG:

PANGLOBAL BRANDS, INC,
a Delaware corporation

By:______________________________
Name: Stephen Soller
Title: CEO

FK:

FEMME KNITS, INC.,
a California coproration

By:______________________________
Kelly Kaneda, President

KANEDA:

____
KELLY KANEDA